John Hancock
Patriot Premium
Dividend Fund I

SEMI
ANNUAL
REPORT

3.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. By the end of March, the tech-heavy NASDAQ Composite Index had fallen by 63%, and the Standard & Poor's 500 Index by 23%, from their highs set last March. While the broad stock market has remained volatile, with negative results year to date, bonds have done well in response to falling interest rates and a more risk-averse investor attitude.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth
in capital by
investing in a
diversified
portfolio of
dividend-paying
preferred and
common equity
securities.

Over the last six months

* The economy slowed and interest rates fell.

* Market and economic uncertainty muted results for preferred and utility common stocks and, therefore, the Fund.

* Vertically integrated utility companies were good performers.


[Bar chart with heading "John Hancock Patriot Premium Dividend Fund I." Under the heading is a note that reads "For the six months ended March 31, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.87% total return for John Hancock Patriot Premium Dividend Fund I. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]


Top 10 holdings

 3.1%   NSTAR
 2.9%   Puget Sound Energy, Inc. (7.45%, Series II)
 2.8%   CH Energy Group
 2.6%   MCN Michigan, L.P. (9.375%, Series A)
 2.4%   Sierra Pacific Power Co. (7.80%, Series I, Class A)
 2.3%   El Paso Tennessee Pipeline Co. (8.25%, Series A)
 2.3%   Puget Energy, Inc.
 2.3%   South Carolina Electric & Gas Co. (6.52%)
 2.2%   Coastal Finance I (8.375%)
 2.2%   Devon Energy Corp. (6.49%, Series A)

As a percentage of net assets on March 31, 2001.



BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Premium Dividend Fund I

MANAGERS'
REPORT

Widespread uncertainty over the health of the economy, the direction of interest rates and the wobbly stock market posed significant challenges for both preferred stocks and utility common stocks during the past six months. In the final three months of 2000, preferred stocks exhibited some strength, hoisted by expectations that the Federal Reserve Board would cut interest rates in early 2001 to boost a weakening economy. (Because of their high fixed dividends, preferred stocks tend to rise in value when interest rates fall and fall in price when rates rise, just as bonds do). Further aiding preferreds' performance was declining supply, as issuers deferred issuing new, or refinancing old, preferred stocks until rates declined.

"...demand for preferred
 stocks waned a bit as
 investors increasingly
 sought the higher yields
 of corporate and junk
 bonds..."

But the first calendar quarter of 2001 was far more difficult. Even though the Fed lowered interest rates by one and a half percentage points over 90 days, the preferred and bond markets essentially stalled. Much of those rate hikes already had been factored into prices, capping preferred stocks' gains. Furthermore, lower interest rates prompted a growing supply, as issuers floated more new securities, putting additional downward pressure on prices. Finally, demand for preferred stocks waned a bit as investors increasingly sought the higher yields of corporate and junk bonds in a declining interest-rate environment.

UTILITY COMMON STOCKS FADE

Like preferreds, utility common stocks -- which made up roughly 30% of the Fund's net assets at the end of March -- started out on a relatively strong note. Amid increasing stock market turbulence, defensive investors increasingly sought utility stocks for their relatively stable earnings gains and dividends. Furthermore, utility companies were attractive thanks to a combination of cost cutting, merger savings and stock buybacks. Finally, the rising price of oil and natural gas helped utilities with subsidiaries involved in the production or delivery of these fuels. However, at the end of January, utility stocks experienced a severe selloff, when investors switched to other industry groups with better growth prospects, anticipating that interest-rate cuts would boost their performance. Although utility common stocks regained much of their footing in February and March, they ended the period weaker than when they began.

[A photo of team leader Greg Phelps in upper right hand corner.]

PERFORMANCE REVIEW

The disappointing returns for preferred stocks and the erratic performance of utility common stocks led to rather lackluster returns for the Fund. For the six months ended March 31, 2001, the Fund returned 1.87% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 2.35%, according to Lipper, Inc. The Dow Jones Utility Average returned -2.92%.

"The Fund held no
 securities issued
 by troubled
 California-based
 electric utilities."

INDIVIDUAL STANDOUTS

Against a rather weak backdrop, we held some very strong performers. The power crisis in California highlighted the importance of vertical integration, meaning the electric utility companies that transmit, distribute and generate power. They are best positioned to prosper in areas of the country short on generating capacity. Among the biggest beneficiaries of this trend were Dominion Resources, DTE Energy, Kansas City Power & Light and TECO Energy. Other winners included companies that have the potential to benefit from their spinoff of unregulated power subsidiaries, such as Xcel Energy, UtiliCorp United and Reliant Energy.

Among our preferred holdings, generally the best performers were those with high coupons, such as Grand Metropolitan Delaware, Shaw Communications and TDS Capital. They were particularly attractive to individual investors looking for high, stable yields in a declining interest-rate environment. Our preferred holdings in Coastal Finance also performed well when the company completed its merger with El Paso Co. In contrast, our holdings in Ocean Spray Cranberries performed poorly as the demand for the fruit declined and supply expanded.

[Table at top left-hand side of page entitled "Top five sectors."
The first listing is Utilities 71%, the second is Broker services
6%, the third Oil & gas 6%, the fourth Finance 6%, and the fifth
Media 4%.]

[Pie chart at bottom of page with heading "Types of investments in the Fund As of March 31, 2001." The chart is divided into three sections (from top to left): Preferred stocks 67%, Common stocks 31% and Short-term investments & other 2%.]

CAN IT HAPPEN HERE?

The Fund held no securities issued by troubled California-based electric utilities. That said, California's electric power crisis has fueled concerns that other states could face similar problems. In our view, no other state is as vulnerable to the problems that currently beset California. Restructuring of California's electric industry was based on the assumption that electricity demand would grow gradually. Instead, demand raced ahead faster than expected, straining supply and resulting in a power shortage. Deregulation also prevented the utilities from locking in long-term, potentially cheaper, prices for the electricity they bought and limited the price increases they could pass on to their customers.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Dominion Resources followed by an up arrow with the phrase "CA power crisis fuels demand for power generators." The second listing is Grand Metropolitan Delaware followed by an up arrow with the phrase "Benefits from demand for high coupons." The third listing is Ocean Spray Cranberries followed by a down arrow with the phrase "Bogged down by weak demand."]

Meanwhile, the supply of various power sources -- including hydropower and natural gas -- was drying up or becoming increasingly more expensive. No other state in the country comes anywhere near California in its dependence on hydropower or natural-gas-fired electric generation. Some of the most onerous environmental regulations in the country also have effectively prevented the state's electric providers from building new plants. In nearly every other state, a more hospitable environmental backdrop exists. Despite the bumps California has encountered, we believe utility restructuring will continue across the country and be one of the factors that propel utility stocks over the long term.

"...the Federal Reserve
 Board is now far more
 concerned with the
 possibility of a recession
 than it is with inflation..."

OUTLOOK

It's quite clear that the Federal Reserve Board is now far more concerned with the possibility of a recession than it is with inflation, and therefore will likely continue to cut interest rates until it is satisfied that economic growth is sustainable. If rates do continue to decline, investment-grade preferred stocks should have the wind at their backs. As for utility stocks, the outlook is a bit more mixed, although we remain optimistic. Expectations for better economic growth in the second half of 2001 could prompt many investors to gravitate toward sectors of the market that traditionally post very fast growing earnings. Even so, our view is that utility stocks may post the highest earnings growth of any sector of the market this year and may be attractive to investors who want good earnings growth coupled with high dividend yields. And with the selloff they suffered in January, utilities are more attractively priced.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
March 31, 2001
(unaudited).

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES         ISSUER                                                                                           VALUE
PREFERRED STOCKS 67.46%                                                                                  $146,813,252
(Cost $149,615,407)

Agricultural Operations 1.18%                                                                              $2,555,000
      35,000   Ocean Spray Cranberries, Inc., 6.25% (R)                                                     2,555,000

Automobile / Trucks 1.35%                                                                                   2,942,850
     115,000   General Motors Corp., 9.12%, Depositary Shares, Ser G                                        2,942,850

Banks -- Foreign 1.10%                                                                                      2,394,100
      89,000   Australia and New Zealand Banking Group Ltd.,
               9.125% (Australia)                                                                           2,394,100

Broker Services 6.22%                                                                                      13,538,061
      62,460   Bear Stearns Cos., Inc., 5.72%, Ser F                                                        2,473,416
     102,700   Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares,
               Ser D                                                                                        4,082,325
      90,400   Lehman Brothers Holdings, Inc., 5.94%, Ser C                                                 3,688,320
      90,000   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                                   2,533,500
      15,000   Morgan Stanley Group, Inc., 7.75%, Depositary Shares                                           760,500

Diversified Operations 0.61%                                                                                1,326,708
      48,420   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                                          1,326,708

Finance   5.66%                                                                                            12,323,823
     175,000   Citigroup, Inc., 8.40%, Depositary Shares, Ser K                                             4,467,750
     107,075   J.P. Morgan Chase & Co., 10.84%, Ser C                                                       2,760,393
      72,000   J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H                                    3,669,840
      34,200   SI Financing Trust I, 9.50%, Gtd Pfd Sec & Purchase Contract                                   861,840
      12,000   USA Education, Inc., 6.97%, Ser A                                                              564,000

Leasing Companies 1.00%                                                                                     2,173,500
      90,000   AMERCO, 8.50%, Ser A                                                                         2,173,500

Media     3.93%                                                                                             8,556,712
     160,153   Shaw Communications, Inc., 8.45%, Ser A (Canada)                                             3,926,952
     187,061   Shaw Communications, Inc., 8.50% (Canada)                                                    4,629,760

Oil & Gas 5.95%                                                                                            12,954,775
      45,278   Anadarko Petroleum Corp., 5.46%, Depositary Shares                                           3,729,775
      50,000   Devon Energy Corp., 6.49%, Ser A                                                             4,825,000
      40,000   Lasmo America Ltd., 8.15% (R)                                                                4,400,000

Utilities 40.46%                                                                                           88,047,723
     225,000   Alabama Power Co., 5.20%                                                                     4,443,750
      34,000   Baltimore Gas & Electric Co., 6.99%, Ser 1995                                                3,417,000
      47,029   Boston Edison Co., 4.25%                                                                     2,920,501
     190,000   Coastal Finance I, 8.375%                                                                    4,826,000
     100,000   El Paso Tennessee Pipeline Co., 8.25%, Ser A                                                 5,000,000
      42,000   Florida Power & Light Co., 6.75%, Ser U                                                      4,179,000
     100,000   Hawaiian Electric Industries Capital Trust I, 8.36%                                          2,455,000
      13,000   Idaho Power Co., 7.07%                                                                       1,326,000
     227,900   MCN Michigan, L.P., 9.375%, Ser A                                                            5,704,337
      13,500   Massachusetts Electric Co., 6.99%                                                            1,366,875
      34,500   Monongahela Power Co., 7.73%, Ser L                                                          3,605,250
      40,000   Montana Power Capital I, 8.45%, Ser A                                                        1,010,000
      22,500   Montana Power Co., $6.875                                                                    2,205,000
      37,000   PSI Energy, Inc., 6.875%                                                                     3,626,000
      25,800   Public Service Electric & Gas Co., 6.92%                                                     2,573,550
     254,000   Puget Sound Energy, Inc., 7.45%, Ser II                                                      6,273,800
      28,000   Sierra Pacific Power Capital I, 8.60%                                                          669,200
     210,000   Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                             5,250,000
      50,000   South Carolina Electric & Gas Co., 6.52%                                                     4,937,500
     185,000   Southern Union Financing I, 9.48%                                                            4,662,000
     171,935   TDS Capital Trust I, 8.50%                                                                   4,255,391
     135,600   TDS Capital Trust II, 8.04%                                                                  3,261,180
      25,300   TXU Electric Co., $1.875, Depositary Shares, Ser A                                             632,500
      36,000   TXU Electric Co., $7.98                                                                      3,762,000
     184,256   UtiliCorp Capital, L.P., 8.875%, Ser A                                                       4,670,889
      10,000   Virginia Electric & Power Co., $7.05                                                         1,015,000

COMMON STOCKS 30.49%                                                                                      $66,358,472
(Cost $57,855,097)

Utilities 30.49%                                                                                           66,358,472
     150,380   Alliant Energy Corp.                                                                         4,785,092
     136,300   CH Energy Group, Inc.                                                                        6,031,275
     101,000   DTE Energy Co.                                                                               4,019,800
      64,300   Dominion Resources, Inc.                                                                     4,145,421
     236,000   Energy East Corp.                                                                            4,094,600
      97,000   Kansas City Power & Light Co.                                                                2,386,200
      59,000   KeySpan Corp.                                                                                2,249,670
     216,600   Montana Power Co.                                                                            3,054,060
     175,000   NSTAR                                                                                        6,702,500
     130,000   OGE Energy Corp.                                                                             2,988,700
      48,000   Potomac Electric Power Co.                                                                   1,122,240
      69,000   Progress Energy, Inc.                                                                           31,050
     216,900   Puget Energy, Inc.                                                                           4,962,672
      93,500   Reliant Energy, Inc.                                                                         4,230,875
     246,600   Sierra Pacific Resources                                                                     3,649,680
     141,000   TECO Energy, Inc.                                                                            4,224,360
      20,000   UtiliCorp United, Inc.                                                                         647,200
      28,400   WPS Resources Corp.                                                                            969,292
      97,700   Western Resources, Inc.                                                                      2,330,145
     124,000   Xcel Energy, Inc.                                                                            3,733,640

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY, DATE                                              RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 1.51%                                                                               $3,274,523
(Cost $3,274,523)

Oil & Gas 1.51%
Chevron USA, Inc., Discount Commercial Paper, 04-02-01                           5.25%         $3,275      $3,274,523

TOTAL INVESTMENTS 99.46%                                                                                 $216,446,247

OTHER ASSETS AND LIABILITIES, NET 0.54%                                                                    $1,175,945

TOTAL NET ASSETS 100.00%                                                                                 $217,622,192

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,955,000 or 3.20% of net assets as of March 31, 2001.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

March 31, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $210,745,027)                         $216,446,247
Cash                                                                      985
Receivable for investments sold                                       332,269
Dividends receivable                                                1,620,216
Other assets                                                           40,252

Total assets                                                      218,439,969

LIABILITIES
Payable for investments purchased                                     258,300
Dutch Auction Rate Transferable Securities preferred shares
  (DARTS) dividends payable                                           200,039
Common shares dividends payable                                           252
Payable to affiliates                                                 219,416
Other payables and accrued expenses                                   139,770

Total liabilities                                                     817,777

NET ASSETS

DARTS without par value, unlimited number of
  shares of beneficial interest authorized,
  685 shares issued, liquidation preference
  of $100,000 per share                                            68,500,000
Common shares -- without par value, unlimited
  number of shares of beneficial interest authorized,
  14,979,601 outstanding                                          140,818,196
Accumulated net realized gain on investments                        3,235,698
Net unrealized appreciation of investments                          5,701,220
Distributions in excess of net investment income                     (632,922)

Net assets applicable to common shares
  ($9.96 per share based on common
  shares outstanding)                                             149,122,192

Net assets                                                       $217,622,192

See notes to
financial statements.



FINANCIAL STATEMENTS

OPERATIONS

For the period ended
March 31, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                          $7,519,477
Interest                                                              120,831

Total investment income                                             7,640,308

EXPENSES
Investment management fee                                             924,211
Administration fee                                                    108,423
DARTS and auction fees                                                 99,713
Federal excise tax                                                     51,057
Miscellaneous                                                          34,460
Custodian fee                                                          33,465
Auditing fee                                                           30,318
Printing                                                               21,315
Transfer agent fee                                                     20,733
Trustees' fees                                                          4,819
Legal fees                                                                737

Total expenses                                                      1,329,251

Net investment income                                               6,311,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investments                                  2,150,943
Change in net unrealized appreciation (depreciation)
  on investments                                                   (4,610,352)

Net realized and unrealized loss                                   (2,459,409)

Increase in net assets from operations                              3,851,648
Distribution to DARTS                                              (1,590,665)
Net increase in net assets applicable
  to common shareholders resulting from
  operations less DARTS distributions                              $2,260,983

1 Semiannual period from 10-1-00 through 3-31-01.

See notes to
financial statements.



FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions and
any increase due
to the sale of
common shares
and DARTS.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   9-30-00          3-31-01 1

INCREASE IN NET ASSETS
From operations

Net investment income                          $12,742,470       $6,311,057
Net realized gain                                1,355,216        2,150,943
Change in net unrealized
  appreciation (depreciation)                    2,127,059       (4,610,352)
Increase (decrease) in net assets
  resulting from operations                     16,224,745        3,851,648

Distributions to shareholders

DARTS preferred shares                          (3,181,911)      (1,590,665)
Common shares
From net investment income                      (9,560,559)      (4,720,392)
In excess of net investment income                (145,283)        (132,670)
                                               (12,887,753)      (6,443,727)

NET ASSETS
Beginning of period                            216,877,279      220,214,271

End of period 2                               $220,214,271     $217,622,192

1 Semiannual period from 10-1-00 through 3-31-01. Unaudited.

2 Includes distributions in excess of net investment income of $500,252 and $632,922, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 9-30-96     9-30-97     9-30-98     9-30-99     9-30-00     3-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $9.17       $9.02       $9.88      $10.85       $9.91      $10.13
Net investment income 2                         0.94        0.98        0.87        0.83        0.85        0.43
Net realized and unrealized
  gain (loss) on investments                   (0.10)       0.82        0.99       (0.90)       0.23       (0.17)
Total from investment operations                0.84        1.80        1.86       (0.07)       1.08        0.26
Less distributions
Dividends to DARTS shareholders                (0.19)      (0.19)      (0.19)      (0.18)      (0.21)      (0.11)
Dividends from accumulated
  net investment income to
  common shareholders                          (0.74)      (0.75)      (0.70)      (0.66)      (0.64)      (0.31)
Distributions in excess of
  accumulated net investment
  income to common shareholders                (0.06)         --          -- 3     (0.03)      (0.01)      (0.01)
                                               (0.99)      (0.94)      (0.89)      (0.87)      (0.86)      (0.43)
Net asset value, end of period                 $9.02       $9.88      $10.85       $9.91      $10.13       $9.96
Per share market value,
  end of period                               $9.125      $9.375     $10.188      $8.813      $8.250      $8.920
Total investment return
  at market value (%)                          10.58       11.35       16.57       (7.01)       1.19       12.02 4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common
  shares, end of period (in millions)           $134        $148        $163        $148        $152        $149
Ratio of expenses to average
  net assets 5 (%)                              1.87        1.87        1.65        1.66        1.75        1.79 6
Ratio of net investment income
  to average net assets 7 (%)                  10.12       10.35        8.26        7.92        8.94        8.50 6
Portfolio turnover (%)                            57          56          32          18          19          15

SENIOR SECURITIES
Total DARTS outstanding (in millions)            $68         $68         $68         $68         $68         $68
Asset coverage per unit 8                   $294,044    $308,832    $330,525    $323,124    $315,176    $319,568
Involuntary liquidation
  preference per unit 9                     $100,000    $100,000    $100,000    $100,000    $100,000    $100,000
Approximate market value per unit 9         $100,000    $100,000    $100,000    $100,000    $100,000    $100,000

1 Semiannual period from 10-1-00 through 3-31-01. Unaudited.

2 Based on the average of the shares outstanding at the end of each month.

3 Less than $0.01 per share.

4 Not annualized.

5 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.24%, 1.26%, 1.15%, 1.15%, 1.18% and 1.23%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares.
  Without the exclusion of preferred shares, the ratio of net investment income would have been 6.75%, 6.97%, 5.75%, 5.52%, 6.03% and 5.82%, respectively.

8 Calculated by subtracting the Fund's total liabilities (excluding the DARTS) from the Fund's total assets, and dividing this amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.

9 Plus accumulated and unpaid dividends.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting Policies

Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Use of estimates

The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate
Transferable Securities
preferred stock
Series A (DARTS)

The Fund issued 685 shares of DARTS concurrently with the issuance of its common shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the common shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates ranged from 3.93% to 5.03% during the period ended March 31, 2001.

The DARTS are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser, equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended March 31, 2001, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and short-term securities, during the period ended March 31, 2001, aggregated $32,306,703 and $34,228,870, respectively. There were no purchases or sales of obligations of the U.S. government during the period ended March 31, 2001.

The cost of investments owned at March 31, 2001 (including short-term investments) for federal income tax purposes was $210,745,038. Gross unrealized appreciation and depreciation of investments aggregated $12,743,942 and $7,042,734, respectively, resulting in net unrealized appreciation of $5,701,208 for federal tax purposes.

NOTE D
Fund common share transactions

The listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                    YEAR ENDED 9-30-00               PERIOD ENDED 3-31-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
Beginning of period        14,979,601      $140,817,977        14,979,601      $140,818,196
Reclassification of
capital accounts                   --               219                --                --
End of period              14,979,601      $140,818,196        14,979,601      $140,818,196

1 Semiannual period from 10-1-00 through 3-31-01. Unaudited.



INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund I, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (UNAUDITED)

On March 29, 2001, the Annual Meeting of John Hancock Patriot Premium Dividend Fund I (the "Fund") was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                WITHHELD
                                   FOR         AUTHORITY
                                   ---         ---------
Steven R. Pruchansky         9,025,166           208,383
Norman H. Smith              9,055,985           177,564

The preferred shareholders elected Stephen L. Brown to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows: 450 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending September 30, 2001, with the votes tabulated as follows: 8,998,484 FOR, 35,590 AGAINST and 199,924 ABSTAINING.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President
and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND
TRANSFER AGENT FOR
COMMON SHAREHOLDERS
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
PDF

For shareholder assistance refer to page 17

HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         State Street Bank and Trust Company
                                        P.O. Box 8200
                                        Boston, MA 02266-8200

Customer service representatives        1-800-426-5523

24-hour automated information           1-800-843-0090



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-426-5523
1-800-843-0090

www.jhfunds.com


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